-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 1998




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




             DELAWARE                        0-22403           75-2441557
   (State or other jurisdiction of         (Commission          (I.R.S.
Employer incorporation or organization)    File Number)    Identification No.)


           531 W. MAIN STREET
             DENISON, TEXAS                          75020
(Address of Principal Executive Offices)           (Zip Code)

                                 (903) 465-2397
              (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Filed herewith as a part of this report are the following financial statements for Holland's Drug Store, Inc.: (i) audited Balance Sheet at December 31, 1997 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows for the year ended December 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at September 30, 1998, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the nine months ended September 30, 1998 and September 30, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at September 30, 1998 and Pro Forma Combined Condensed Statement of Income for the nine months ending September 30, 1998 and the year ended December 31, 1997, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

         (c)  EXHIBITS.

              The following exhibits are filed with this report:

               Exhibit No.       Name of Exhibit
               ----------------- -----------------------------------------------
                      23         Consent of Howard & Waltrip, P.C., Independent
                                 Auditors (filed electronically herewith).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date:  January 22, 1999                By:  /s/ Ricky D. McCord
                                            ---------------------------
                                            Ricky D. McCord, President

                           HOLLAND'S DRUG STORE, INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1997
                       WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                        January 20, 1999
Holland's Drug Store, Inc.

                         REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of Holland's Drug Store, Inc. as of December 31, 1997, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holland's Drug Store, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

HOLLAND'S DRUG STORE, INC.
BALANCE SHEETS

                                                            December 31,  September 30,
                                                                1997          1998
                                                            -----------   ------------
ASSETS                                                                    (Unaudited)
Current assets:
        Cash                                                $   222,496    $   152,940
        Accounts receivable-trade, net of allowance
               for uncollectible accounts of $4,000              27,968         18,839
        Prepaid expenses                                          8,623          5,576
        Inventories, lower of cost or market                    898,341        973,602
                                                            -----------    -----------

               Total current assets                           1,157,428      1,150,957

Fixed assets:
        Equipment                                               400,944        400,944
        Furniture & fixtures                                     48,143         48,143
        Vehicles                                                 35,981         35,981
        Leasehold Improvements                                  149,284        149,284
        Accumulated depreciation                               (486,929)      (498,337)
                                                            -----------    -----------

               Total net fixed assets                           147,423        136,015
                                                            -----------    -----------

TOTAL ASSETS                                                $ 1,304,851    $ 1,286,972
                                                            ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Accounts payable-trade                              $   173,269    $   198,675
        Accrued expenses                                         67,261         24,986
        Shareholder payable                                       7,800              0
                                                            -----------    -----------

               Total current liabilities                        248,330        223,661

Shareholders' equity:
        Common stock, $100 par value,
               authorized 1,000 shares; issued 900 shares        90,000         90,000
        Paid in capital                                           1,214          1,214
        Retained earnings                                       965,307        972,097
                                                            -----------    -----------

               Total shareholders' equity                     1,056,521      1,063,311
                                                            -----------    -----------

TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                                $ 1,304,851    $ 1,286,972
                                                            ===========    ===========

See accompanying notes

HOLLAND'S DRUG STORE, INC.
STATEMENTS OF INCOME

                                                                Nine Months Ended
                                               Year Ended          September 30,
                                              December 31,   --------------------------
                                                  1997           1997           1998
                                              -----------    -----------    -----------
                                                                    (Unaudited)
Net sales                                     $ 6,003,035    $ 4,419,876    $ 5,112,532

Cost of sales                                   4,567,977      3,363,281      3,893,308
                                              -----------    -----------    -----------

Gross profit                                    1,435,058      1,056,595      1,219,224
                                              -----------    -----------    -----------

Operating expenses:
        Selling, general and administrative     1,211,571        876,120        947,832
        Depreciation                               18,017         13,513         11,407
                                              -----------    -----------    -----------

               Total operating expenses         1,229,588        889,633        959,239

Income from operations                            205,470        166,962        259,985

Other income (expense):
        Other income (expense)                      3,778          1,997          1,817
        Interest expense                             (979)            (6)           (12)
                                              -----------    -----------    -----------

               Total other income                   2,799          1,991          1,805
                                              -----------    -----------    -----------

               Net income                     $   208,269    $   168,953    $   261,790
                                              ===========    ===========    ===========

See accompanying notes.

HOLLAND'S DRUG STORE, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                               Nine Months Ended
                                              Year Ended         September 30,
                                             December 31,  --------------------------
                                                 1997         1997            1998
                                             -----------   -----------    -----------
                                                                  (Unaudited)
Balance, Beginning of period                  $ 869,938    $ 869,938    $ 965,307

Distributions                                 ($112,900)   ($108,000)   ($255,000)

Net income                                      208,269      168,953      261,790
                                              ---------    ---------    ---------

Balance, End of Period                        $ 965,307    $ 930,891    $ 972,097
                                              =========    =========    =========

See accompanying notes.

HOLLAND'S DRUG STORE, INC.
STATEMENTS OF CASH FLOWS

                                                                                       Nine Months Ended
                                                                         Year Ended       September 30,
                                                                        December 31, ----------------------
                                                                            1997       1997         1998
                                                                        ------------ ---------    ---------
                                                                                           (Unaudited)
Operating activities:
        Net income                                                      $ 208,269    $ 168,953    $ 261,790

Adjustments to reconcile net income to net cash provided by operating activities:

        Depreciation                                                       18,017       13,513       11,407
        Change in operating assets and liabilities:
               Accounts receivable-trade                                   42,856       42,425        9,129
               Inventories                                                (23,312)     (46,950)     (75,261)
               Prepaid expenses                                             5,165        5,494        3,047
               Accounts payable-trade                                     (23,288)      12,590       25,405
               Accrued expenses                                            14,539      (12,071)     (42,273)
                                                                        ---------    ---------    ---------

Net cash provided by operating activities                                 242,246      183,954      193,244

Investing activities:
        Purchase of fixed assets                                          (21,019)     (19,765)           0
                                                                        ---------    ---------    ---------

Net cash used by investing activities                                     (21,019)     (19,765)           0

Financing activities:
        Distributions                                                    (112,900)    (108,000)    (255,000)
        Principal payments on shareholder payable                         (39,068)        (200)      (7,800)
                                                                        ---------    ---------    ---------

Net cash (used) provided by financing activities                         (151,968)    (108,200)    (262,800)

Net increase (decrease) in cash                                            69,259       55,989      (69,556)

Cash at beginning of period                                               153,237      153,237      222,496
                                                                        ---------    ---------    ---------

Cash at end of period                                                   $ 222,496    $ 209,226    $ 152,940
                                                                        =========    =========    =========

Supplemental disclosure of interest paid                                $     245    $   1,208    $     749
                                                                        =========    =========    =========

See accompanying notes.

                           HOLLAND'S DRUG STORE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


1.    Summary of significant accounting policies

Organization

HOLLAND'S DRUG STORE, INC., an Illinois S-corporation (the "Company"), owns and operates retail pharmacies in Yorkville and Sandwich, Illinois and a variety store in Yorkville, Illinois.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Cash equivalents

Cash equivalents include money-market investments with maturities of three months or less when purchased.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Income taxes

No historical provisions for income taxes were included in the Company's financial statements as income taxes, if any, were payable by the shareholders under provisions of subchapter S of the Internal Revenue Code.

                           HOLLAND'S DRUG STORE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


1.  Summary of significant accounting policies (continued)

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.    Leases

The Company leases the retail store facilities from a related party on a month-to-month basis. Total rent for the year ended December 31, 1997 was $106,146.

3.  Subsequent events

On November 9, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations of the two drug stores.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 30, 1998
(IN THOUSANDS)

                                                 Company     Holland's
ASSETS                                          Historical     Drug      Pro Forma
                                                ----------     ----      ---------
Current assets:
      Cash                                       $  2,796    ($   450)   $  2,346
      Accounts receivable                           7,760                   7,760
      Inventories                                  17,164       1,000      18,164
      Other                                           515                     515
                                                 --------    --------    --------

               Total current assets                28,235         550      28,785

Property and equipment, net                         3,371          67       3,438

Intangibles, net                                    8,620         583       9,203
                                                 --------    --------    --------

Total assets                                     $ 40,226    $  1,200    $ 41,426
                                                 ========    ========    ========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable                           $  6,840                $  6,840
      Accrued liabilities                           1,207                   1,207
      Notes payable                                 1,632                   1,632
      Current portion of long-term obligations      1,205    $    154       1,359
                                                 --------    --------    --------

               Total currrent liabilities          10,884         154      11,038

Long-term obligations                               6,084         746       6,830

Deferred income taxes                                 156                     156

Shareholder's equity:
      Common stock                                     56                      56
      Additional paid-in capital                   22,013         300      22,313
      Retained earnings                             1,103                   1,103
      Treasury stock                                  (70)                    (70)
                                                 --------    --------    --------

               Total shareholders' equity          23,102         300      23,402
                                                 --------    --------    --------

Total liabilities and shareholders' equity       $ 40,226    $  1,200    $ 41,426
                                                 ========    ========    ========

Note: The Holland's Drug Stores were acquired in November 1998 for a total consideration of $1,649 financed by a note payable of $899, stock of $300 and cash of $450 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                           Historical
                                                       -----------------
                                                               Holland's      Pro Forma
                                                       Company   Drug        Adjustments   Pro Forma
                                                       ------- ---------     -----------   ---------
Net revenues                                           $49,011   $5,113       ($156)(5)     $53,968
Cost and expenses:
        Cost of sales and services                      33,370    3,893         (68)(5)      37,195
        Depreciation and amortization                      560       11         (11)(1)         581
                                                                                 21 (1)
        Selling, general and administrative             13,476      948          29 (3)      14,398
                                                                                (55)(5)
                                                       -------   ------       -----       ---------
Total costs and expenses                                47,406    4,852         (84)         52,174
                                                       -------   ------       -----       ---------
Income from operations                                   1,605      261         (72)          1,794
Interest expense and other, net                            246       (1)         49 (2)         294
                                                       -------   ------       -----       ---------
Income before income taxes                               1,359      262        (121)          1,500
Provision for income taxes                                 534                   66 (4)         600
                                                       -------   ------       -----       ---------
Net income                                             $   825   $  262       ($187)      $     900
                                                       =======   ======       =====       =========
Basic earnings per share                                  --       --          --              0.18
                                                                                          =========
Shares used in computation of basic earnings per share    --       --          --         4,929,961
                                                                                          =========
Diluted earnings per share                                --       --          --              0.16
                                                                                          =========
Shares used in computation of diluted earnings per share  --       --          --         5,500,589
                                                                                          =========

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                   Historical
                                                               -----------------
                                                                       Holland's    Pro Forma
                                                               Company   Drug      Adjustments        Pro Forma
                                                               ------- ---------   -----------        ---------
Net revenues                                                   $28,430   $6,003     ($187)(5)        $    34,246
Cost and expenses:
        Cost of sales and services                              19,132    4,568       (87)(5)             23,613
        Depreciation and amortization                              330       18       (18)(1)                357
                                                                                       27 (1)
        Selling, general and administrative                      7,943    1,212       (39)(3)              9,040
                                                                                      (76)(5)
                                                                ------   ------    ------            -----------
Total costs and expenses                                        27,405    5,798      (193)                33,010
                                                                ------   ------    ------            -----------
Income from operations                                           1,025      205         6                  1,236
Interest expense and other, net                                    218       (3)       (1)(2)                279
                                                                                       65 (2)
Income before income taxes                                         807      208       (58)                   957
Provision for income taxes                                         480*                54                    534
                                                               -------   ------    ------            -----------
Net income                                                     $   327   $  208     ($112)           $       423
                                                               =======   ======    ======            ===========
Basic earnings per share                                          --       --        --                     0.15
                                                                                                     ===========
Shares used in computation of basic earnings per share            --       --        --                2,810,946
                                                                                                     ===========
Diluted earnings per share                                        --       --        --                     0.15
                                                                                                     ===========
Shares used in computation of diluted earnings per share          --       --             --           2,906,514
                                                                                                     ===========

* Includes $170 deferred income taxes resulting from change in tax status.

Adjustments to Pro Forma Financial Statements

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
                   Twelve months ended December 31, 1997:                       $ 18
                   Nine months ended September 30, 1998:                          11

Provide depreciation and amortization on acquired bases in equipment and intangibles:
                   Equipment - 7 year life - purchase price allocated             67
                   Intangibles - 6 to 40 year life - purchase price allocated    583

Twelve months ended December 31, 1997:
                   Depreciation of equipment                                      10
                   Amortization of intangibles                                    17
                                                                                ----

                                     Total                                        27

Nine months ended September 30, 1998:
                   Depreciation of equipment                                       8
                   Amortization of intangibles                                    13
                                                                                ----

                                     Total                                        21

(2) Adjust interest expense:

Eliminate historical interest expense
                   Twelve months ended December 31, 1997:                          1
                   Nine months ended September 30, 1998:                           0

Provide for interest expense on debt issued in acquisition:
                   Debt                                                          899
                   Interest rate                                                8.00%

                   Twelve months ended December 31, 1997:                         65
                   Nine months ended September 30, 1998:                          49


(3) Adjust previous Officer Salary to new contract with Horizon:

                   Twelve months ended December 31, 1997:                         39
                   Nine months ended September 30, 1998:                          29

(4)  Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for
                   1998) for acquisition adjustments and historical income:

                   Twelve months ended December 31, 1997:                         54
                   Nine months ended September 30, 1998:                          66

(5) Adjust for unrelated operations not purchased by Horizon:

                   Twelve months ended December 31, 1997:
                   Net revenues                                                  187
                   Cost of sales and services                                     87
                   Selling, general and administrative                            76

                   Nine months ended September 30, 1998:
                   Net revenues                                                  156
                   Cost of sales and services                                     68
                   Selling, general and administrative                            55